                                                                   Exhibit 10.29

                                                             Loan No. 76-0000912


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




                  PARK MEDICAL ASSOCIATES GENERAL PARTNERSHIP
                                   (Borrower)


                                       to


                      GENERAL ELECTRIC CAPITAL CORPORATION
                                    (Lender)



                           -------------------------

                         ASSIGNMENT OF LEASES AND RENTS

                           -------------------------

                           Dated as of August 2, 1999

                  Property Location: Pineville, North Carolina

                    DRAWN BY AND AFTER RECORDING, RETURN TO:

                             ANDREWS & KURTH L.L.P.
                          1717 Main Street, Suite 3700
                              Dallas, Texas 75201

                       Attention: Britton B. Green, Esq.

                       COLLATERAL IS OR INCLUDES FIXTURES


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         ASSIGNMENT OF LEASES AND RENTS

     This Assignment of Leases and Rents (this "AGREEMENT") is executed as of August 2, 1999 by PARK MEDICAL ASSOCIATES GENERAL PARTNERSHIP, a North Carolina general partnership, whose address for notice is c/o Brackett Company, 135 S. Sharon Amity Road, Suite 210, Charlotte, North Carolina 28211, Attention: Diane
B. Rivers ("BORROWER"), to GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, whose address for notice is c/o GE Capital Loan Services, Inc., 363 North Sam Houston Parkway East, Suite 1200, Houston, Texas 77060,
Attention: Portfolio Manager/Access Program ("LENDER").

                                   AGREEMENT:

     For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

     1. ABSOLUTE ASSIGNMENT. Borrower unconditionally and absolutely assigns to Lender all of Borrower's right, title and interest in and to: (a) all leases, subleases, occupancy agreements, licenses, concessions, rental contracts and other agreements (written or oral) now or hereafter existing relating to the use or occupancy of the project located on the real property described in EXHIBIT A hereto (the "PROPERTY"), together with all guarantees, letters of credit and other credit support, modifications, extensions and renewals thereof (whether before or after the filing by or against Borrower of any petition of relief under 11 U.S.C. Section 101 et seq., as same may be amended from time to time [the "BANKRUPTCY CODE"]), and all related security and other deposits (collectively, the "LEASES"); (b) all rents, revenues, issues, profits, income and proceeds due or to become due from tenants of the Property, including rentals and all other payments of any kind under the Leases for using, leasing, licensing, possessing, operating from, rendering in, selling or otherwise enjoying the Property (collectively, the "RENTS"); (c) all of Borrower's claims and rights (the "BANKRUPTCY CLAIMS") to the payment of damages arising from any rejection by a lessee of any Lease under the Bankruptcy Code; and (d) any and all other rights of Borrower in and to the items set forth in subsections (a) through (c) above, and all amendments, modifications, replacements, renewals, proceeds and substitutions thereof.
This Agreement is an absolute assignment to Lender and not an assignment as security for the performance of the obligations under the Loan Documents (defined below), or any other indebtedness.

     2. RIGHTS OF LENDER. Subject to the provisions of Section 6 below, Lender shall have the right, power and authority to: (a) notify any person that the Leases have been assigned to Lender and that all Rents are to be paid directly to Lender, whether or not Lender has commenced or completed foreclosure or taken possession of the Property; (b) settle, compromise, release, extend the time of payment of, and make allowances, adjustments and discounts of any Rents or other obligations under the Leases; (c) enforce payment of Rents and other rights under the Leases, prosecute any action or proceeding, and defend against any claim with respect to Rents and Leases; (d) enter upon, take possession of and operate the Property; (e) lease all or any part of the Property; and/or (f) perform any and all obligations of Borrower under the Leases and exercise any and all rights of Borrower therein contained to the full extent of Borrower's rights and obligations thereunder, with or without the bringing of any action or the appointment of a receiver. At Lender's request, Borrower shall deliver a copy of this Agreement to each tenant under a Lease and to each manager and managing agent or operator of the Property. Borrower irrevocably directs any tenant, manager, managing agent, or operator of the Property, without any requirement for notice to or consent by Borrower, to comply with all demands of Lender under this Agreement and to turn over to Lender on demand all Rents which it receives.

     3. NO OBLIGATION OR LIABILITY. Notwithstanding Lender's rights hereunder, Lender shall not be obligated to perform, and Lender does not undertake to perform, any obligation, duty or liability with respect to the Leases, Rents or Property on account of this Agreement. Lender shall have no responsibility on account of this Agreement for the control, care, maintenance or repair of the Property, for any waste committed on the Property, for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property. Lender shall not be liable for any loss sustained by Borrower resulting from Lender's failure to let the

Property after an Event of Default (as defined in the Loan Agreement) or from any other act or omission of Lender in managing the Property after an Event of Default. Nothing herein contained shall be construed as constituting Lender a "mortgagee in possession" in the absence of the taking of actual possession of the Property by Lender. In the exercise of the powers herein granted Lender, no liability shall be asserted or enforced against Lender, all such liability being expressly waived and released by Borrower.

     4. RIGHT TO APPLY RENTS. Lender shall have the right, but not the obligation, to use and apply any Rents received hereunder in such order and such manner as Lender may determine for:

          (a) ENFORCEMENT OR DEFENSE. The payment of costs and expenses of enforcing or defending the terms of this Agreement or the rights of Lender hereunder, and collecting any Rents;

          (b) LOAN PAYMENTS. Interest, principal or other amounts payable pursuant to (i) the Loan Agreement of even date between Lender and Borrower (the "LOAN AGREEMENT"); (ii) the Promissory Note of even date herewith in the stated principal amount of $4,000,000.00, executed by Borrower, bearing interest and being payable to the order of Lender (the "NOTE"); (iii) the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, of even date, executed by Borrower for the benefit of Lender and relating to the Property (the "MORTGAGE"); and all other documents and instruments evidencing, governing and securing the loan evidenced by the Note (the "LOAN") and any and all modifications, amendments or extensions thereof or replacements or substitutions therefor (the Loan Agreement, the Note, the Mortgage, such other documents and instruments, and such modifications, amendments, extensions, replacements, and substitutions thereof being herein collectively called the "LOAN DOCUMENTS"); and

          (c) OPERATING EXPENSES. Payment of costs and expenses of the operation and maintenance of the Property, including (i) rentals and other charges payable by Borrower under any ground lease or other agreement affecting the Property; (ii) electricity, telephone, water and other utility costs, taxes, assessments, water charges and sewer rents and other utility and governmental charges levied, assessed or imposed against the Property; (iii) insurance premiums; (iv) costs and expenses with respect to any litigation affecting the Property, the Leases or the Rents; (v) wages and salaries of employees, commissions of agents and attorneys' fees and expenses; and (vi) all other carrying costs, fees, charges, reserves, and expenses whatsoever relating to the Property.

After the payment of all such costs and expenses and after Lender has established such reserves as it, in its sole and absolute discretion, deems necessary for the proper management of the Property, Lender shall apply all remaining Rents received by it to the reduction of the Loan.

     5. NO WAIVER. The exercise or nonexercise by Lender of the rights granted in this Agreement or the collection and application of Rents by Lender or its agent shall not be a waiver of any default by Borrower under this Agreement or any other Loan Document. No action or failure to act by Lender with respect to any obligations of Borrower under the Loan Documents, or any security or guaranty given for the payment or performance thereof, shall in any manner affect, impair or prejudice any of Lender's rights and privileges under this Agreement, or discharge, release or modify any of Borrower's duties or obligations hereunder.

     6. REVOCABLE LICENSE. Notwithstanding that this Agreement is an absolute assignment of the Rents and Leases and not merely the collateral assignment of, or the grant of a lien or security interest in the Rents and Leases, Lender grants to Borrower a revocable license to collect and receive the Rents and to retain, use and enjoy such Rents. Such license may be revoked by Lender upon the occurrence of any Event of Default and Lender shall immediately be entitled to receive and apply all Rents, whether or not Lender enters upon and takes control of the Property. Prior to such revocation, Borrower shall apply any Rents which it receives to the payment of debt service on the Note and other payments due under the Loan Agreement, taxes, assessments, water charges, sewer rents and other governmental charges levied, assessed or imposed against the Property, insurance premiums, operation and maintenance charges relating to the Property, and other obligations of lessor under the Leases before using such proceeds for any other purpose. Lender is hereby granted and assigned by Borrower the right, at its option, upon the revocation of the license granted herein to enter upon the Property in person, by agent or by court-appointed receiver to collect the Rents. Any Rents collected after the revocation of the license herein granted may be applied toward payment of the Indebtedness in such priority and proportion as Lender, in its discretion, shall deem proper.

     7. TERM. This Agreement shall continue in full force and effect until (a) all amounts due under the Loan Documents are paid in full, and (b) all other obligations of Borrower under the Loan Documents are fully satisfied.

     8. APPOINTMENT. Borrower irrevocably appoints Lender its true and lawful attorney in fact, which appointment is coupled with an interest, to execute any or all of the rights or powers described herein with the same force and effect as if executed by Borrower, and Borrower ratifies and confirms any and all acts done or omitted to be done by Lender, its agents, servants, employees or attorneys in, to or about the Property.

     9. LIABILITY OF LENDER. Lender shall not in any way be liable to Borrower for any action or inaction of Lender, its employees or agents under this Agreement.

     10. INDEMNIFICATION. Borrower shall indemnify, defend and hold harmless Lender from and against all liability, loss, damage, cost or expense which it may incur under this Agreement or under any of the Leases, including any claim against Lender by reason of any alleged obligation, undertaking, action, or inaction on its part to perform or discharge any terms, covenants or conditions of the Leases or with respect to Rents, and including attorneys' fees and expenses, but excluding any claim to the extent caused by Lender's gross negligence or willful misconduct. Any amount covered by this indemnity shall be payable on demand, and shall bear interest from the date of demand until the same is paid by Borrower to Lender at a rate equal to the Default Rate (as defined in the Loan Agreement).

     11. MODIFICATION. This Agreement may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of such change is sought.

     12.  BANKRUPTCY.

          (a) Upon or at any time after the occurrence of a Event of Default, Lender shall have the right to proceed in its own name or in the name of Borrower in respect of any claim, suit, action or proceeding relating to the rejection of any Lease, including, without limitation, the right to file and prosecute, to the exclusion of Borrower, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect of the lessee under such Lease under the Bankruptcy Code.

          (b) If there shall be filed by or against Borrower a petition under the Bankruptcy Code, and Borrower, as lessor under any Lease, shall determine to reject such Lease pursuant to Section 365(a) of the Bankruptcy Code, then Borrower shall give Lender not less than ten (10) days' prior notice of the date on which Borrower shall apply to the bankruptcy court for authority to reject the Lease. Lender shall have the right, but not the obligation, to serve upon Borrower within such ten-day period a notice stating that (i) Lender demands that Borrower assume and assign the Lease to Lender pursuant to Section 365 of the Bankruptcy Code and (ii) Lender covenants to cure or provide adequate assurance of future performance under the Lease. If Lender serves upon Borrower the notice described in the preceding sentence, Borrower shall not seek to reject the Lease and shall comply with the demand provided for in clause (i) of the preceding sentence within thirty (30) days after the notice shall have been given, subject to the performance by Lender of the covenant provided for in clause (ii) of the preceding sentence.

     13. AUTHORITY. Borrower represents and warrants that it has full power and authority to execute and deliver this Agreement and the execution and delivery of this Agreement has been duly authorized and does not conflict with or constitute a default under any law, judicial order or other agreement affecting Borrower or the Property.

     14. LIABILITY. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several.

     15. HEADINGS, ETC. The headings and captions of various paragraphs of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

     16. NOTICES. Any notice required or permitted to be given under this Agreement shall be (a) in writing, (b) sent in the manner set forth in the Loan Agreement, and (c) effective in accordance with the terms of the Loan Agreement.

     17. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of Lender and its successors and assigns and shall be binding on Borrower and its successors and assigns.

     18. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State where the Property is located and the applicable laws of the United States of America.

     19. CONFLICT. If any conflict or inconsistency exists between the absolute assignment of the Rents and the Leases in this Agreement and the assignment of the Rents and Leases as security in the Mortgage, the terms of this Agreement shall control.

     20. LIMITATION ON LIABILITY. Borrower's liability hereunder is subject to the limitation on liability provisions of Article 12 of the Loan Agreement.

     21. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall constitute one document.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, Borrower has caused this Agreement to be executed under seal by its duly authorized representatives as of the date first above written.

                                   PARK MEDICAL ASSOCIATES GENERAL PARTNERSHIP, a North Carolina general partnership

                                   By:  P-51 ASSOCIATES,
                                        a North Carolina general partnership,
                                        Its: Managing General Partner



                                   By:  Diane Brackett Company, Inc.,
                                        a North Carolina corporation,
                                        Its: Managing General Partner


                                                                          [SEAL]

                                   BY:  /s/ DIANE B. RIVERS
ATTEST:                               ------------------------------------------
                                      Diane B. Rivers, President

/s/ SELMA INMAN
------------------------
Selma Inman, Secretary


     [Corporate Seal]

STATE OF NORTH CAROLINA  )
                         )ss
MECKLENBURG COUNTY       )

     I, A. Donovan Rivers, Jr., a Notary Public of the County and State aforesaid, certify that Diane B. Rivers personally appeared before me this day and acknowledged that she is the Secretary of Diane Brackett Company, Inc., a North Carolina corporation which is the Managing General Partner of P-51 Associates, a North Carolina general partnership which is the Managing General Partner of PARK MEDICAL ASSOCIATES GENERAL PARTNERSHIP, a North Carolina general partnership, and that by authority duly given and as Managing General Partner of Park Medical Associates General Partnership, the foregoing instrument was signed in its name by its President, sealed with its corporate seal and attested by me as its Secretary.

     WITNESS my hand and official stamp or seal, this 2 day of Aug., 1999.

[NOTARIAL SEAL]

                                   /s/ A. DONOVAN RIVERS, JR.
                                   --------------------------------------------
                                   Notary Public
                                   March 24, 2001

                                   EXHIBIT A

Those tracts of land located in Mecklenburg County, North Carolina, as more particularly described as follows:

                                    TRACT 1

To find the true point of BEGINNING, commence at N.C.G.S. control monument "M098" azimuth mark (State Plane Coordinates: Northing 493,458.92, Easting 1,440,763.09) and run North 34-27-39 West 512.59 feet (ground distance) to a new nail on the northerly line of the property leased to Mercy Hospital Holding Company, Inc., as described in Deed Book 4760, Page 709 of the Mecklenburg County Public Registry; said nail being the true point and place of BEGINNING; and runs thence with the Mercy Hospital Holding Company, Inc. line North 72-36-32 West 369.10 feet to a new iron rod at the southeast corner of the Mercy Equipment Corporation property as described in Deed Book 8410, Page 696 of said registry; thence with the easterly line of Mercy Equipment Corporation property North 26-40-14 East 243.46 feet to an existing iron rod at the southwest corner of Lot 6, Park Fifty One Professional Center - Map 1 as recorded in Map Book 26, Page 331 of said Registry; thence with the southerly line of Lot 6 the following two (2) courses and distances: 1) South 63-26-57 East 69.99 feet to an existing iron rod; 2) North 26-34-41 East 50.17 feet to an existing iron rod at a corner of Lot 6; thence with a third line of Lot 6, and continuing along the southerly line of Lot 5B, South 72-36-36 East 252.64 feet to a new nail at the northwest corner of Lot 2A; thence with the westerly line of Lot 2A South 17-23-24 West, passing a new nail at the southwesterly corner of Lot 2A at 277.50 feet, for a total distance of 278.50 feet to the point and place of BEGINNING; containing 93,343 square feet or 2.1429 acres of land as shown on a survey prepared by R.B. Pharr & Associates, P.A., dated April 14, 1999, last revised May 12, 1999, and bearing File No. W-2400.

                                    TRACT 2

To find the true point of BEGINNING, commence at N.C.G.S. control monument "M098" azimuth mark (State Plane Coordinates: Northing 493,458.92, Easting 1,400,763.09) and run North 34-27-39 West 512.59 feet (ground distance) to a new nail on the northerly line of the property leased to Mercy Hospital Holding Company, Inc. as described in Deed Book 4760, Page 709 of the Mecklenburg County Public Registry, said nail being the southeasterly corner of Tract 1 as described above, said nail also being the true point and place of BEGINNING, and runs thence with the easterly line of Tract 1 as described above North 17-23-24 East 1.00 foot to a new nail at the southwest corner of Lot 2A, Park Fifty One Professional Center - Map 1 as recorded in the Map Book 26, Page 331 of said Registry; thence with the southerly line of Lot 2A and continuing along the southerly line of Lot 2B, and with the southerly line of the Magnolia Enterprises property as described in Deed Book 6951, Page 11 of said Registry, South 72-36-32 East 480.13 feet to a new iron rod on the westerly margin of Park Road (60' public right-of-way); thence with the westerly margin of Park Road South 26-17-24 West 1.01 feet to a new iron rod at the northeasterly corner of the property leased to Mercy Hospital Holding Company, Inc. as described in Deed Book 4760, Page 709 of Registry; thence with the northerly line of the Mercy Hospital Holding Company, Inc. property North 72-36-32 West 479.98 feet to the point and place of Beginning; containing 480 square feet or 0.0110 acres of land as shown on a survey prepared by R.B. Pharr & Associates, P.A. dated April 14, 1999, last revised May 12, 1999, and bearing File Number W-2400.

                                    TRACT 3
                             ENTRANCE ROAD EASEMENT


To find the true point of BEGINNING, commence at N.C.G.S. control monument "MO98" azimuth mark (State Plane Coordinates: Northing 493,458.92, Easting 1,440,763.09) and run the following two (2) courses and distances: 1) North 34-27-39 West 512.59 feet (ground distance) to a new nail, said nail being on the northerly line of the property leased to Mercy Hospital Holding Company, Inc. as described in Deed Book 4760, Page 709 of the Mecklenburg County Public Registry, said nail being the southeasterly corner of Tract 1 as described above; 2) with the Mercy Holding Company, Inc. property North 72-36-32 West
13.80 feet to a point, the true point and place of BEGINNING; and runs thence North 17-23-24 East 264.45 feet to a point; thence with the arc of a circular curve to the right having a radius of 48.76 feet an arc length of 14.25 feet (chord: North 25-45-48 East 14.20 feet) to a point; thence with the arc of a circular curve to the right having a radius of 48.76 feet an arc length of 72.05 feet (chord: North 76-27-58 East 65.67 feet) to a point; thence with the arc of a circular curve to the left having a radius of 222.59 feet an arc length of
44.41 feet (chord: South 66-55-09 East 44.34 feet) to a point; thence South 72-38-04 East 244.47 feet to a point; thence with the arc of a circular curve to the left having a radius of 136.37 feet an arc length of 49.65 feet (chord:
South 83-03-56 East 49.38 feet) to a point; thence North 81-00-40 East 35.85 feet to a point; thence with the arc of a circular curve to the right having a radius of 111.72 feet an arc length of 68.49 feet (chord: South 81-25-11 East
67.42 feet) to a point; thence South 63-51-20 East 38.20 feet to a point; thence with the arc of a circular curve to the left having a radius of 39.20 feet an arch length of 14.75 feet (chord: South 74-36-40 East 14.63 feet) to a point in the westerly margin of Park Road (60' public right-of-way); thence with the westerly margin of Park Road South 26-17-24 West 55.01 feet to a point; thence with the arc of a circular curve to the left having a radius of 39.20 feet an arc length of 14.56 feet (chord: North 53-12-45 West 14.48 feet) to a point; thence North 63-51-24 West 59.43 feet to a point; thence with the arc of a circular curve to the left having a radius of 116.76 feet an arc length of 60.77 feet (chord: North 78-45-33 West 60.09 feet) to a point; thence with the arc of a circular curve to the right having a radius of 164.37 feet an arc length of
60.38 feet (chord: North 83-09-25 West 60.04 feet) to a point; thence North 72-38-04 West 244.47 feet to a point; thence with the arc of a circular curve to the right having a radius of 250.59 feet an arc length of 50.00 feet (chord:
North 66-55-09 West 49.92 feet) to a point; thence with the arc of a circular curve to the left having a radius of 20.76 feet an arc length of 36.74 feet (chord: South 68-05-37 West 32.13 feet) to a point; thence South 17-23-24 West
264.45 feet to a point; thence North 72-36-32 West 28.00 feet to the point and place of BEGINNING, as shown on a survey prepared by R.B. Pharr & Associates, P.A. dated April 14, 1999, last revised May 12, 1999, bearing File Number W-2400.